REVOCABLE PROXY
                                CNE GROUP, INC.

                    [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                              BOARD OF DIRECTORS.

      Revoking any such prior appointment, the undersigned hereby appoints George W. Benoit and David W. Dube, and each of them, attorneys and agents, with power of substitution to vote as Proxy for the undersigned as herein stated, at the Annual Meeting of Stockholders of CNE Group, Inc. (the "Company"), to be held at 200 West 57th Street, Suite 800, New York, New York 10019, on Friday, June 18, 2004 at 10:00 a.m., and at any adjournments thereof, with respect to the number of shares the undersigned would be entitled to vote if personally present.

1.    Election of Directors, to elect the nominees listed below:

               With-     For All
      For      hold      Except
      [_]      [_]        [_]

Three (3) Directors to serve a term of three (3) years.

George W. Benoit, David W. Dube and Carol L. Gutowski

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2.    Proposal to approve an amendment to the 2003 Stock Incentive Plan.

      For    Against   Abstain
      [_]      [_]       [_]

3. Proposal to ratify the selection of independent public accountants for 2004.

      Check the appropriate box to indicate the manner in which you direct the proxies to vote your shares.

      The Board of Directors recommends a vote FOR the election of the nominees and FOR Proposals 2 and 3.

THIS PROXY WHEN PROPERLY EXECUTED,WILL BE VOTED (1) FOR THE ELECTION OF THE DIRECTORS, (2) TO APPROVE AN AMENDMENT TO THE 2003 STOCK INCENTIVE PLAN,AND (3) FOR THE PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS, IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN ITEMS (1) AND (2) ABOVE, AND IN THE DISCRETION OF THE NAMED ATTORNEYS AND AGENTS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORETHE MEETING.

      The stockholder(s) hereby acknowledge(s) receipt of a copy of the Proxy Statement relating to such Annual Meeting.

Please be sure to sign and date this Proxy in the box below.


                    ----------------------------------------
                                      Date

                    ----------------------------------------
                             Stockholder sign above

                    ----------------------------------------
                          Co-holder (if any) sign above


--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postage paid envelope provided.

                                CNE GROUP, INC.

Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties to the joint tenancy must sign. When the proxy is given by a corporation, it should be signed by an authorized officer.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY

                                 CNE GROUP, INC.
                         200 WEST 57TH STREET, SUITE 507
                               NEW YORK, NY 10019

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD FRIDAY, JUNE 18, 2004

The Annual Meeting of Stockholders of CNE Group, Inc. (the "Company") will be held at 200 West 57th Street, Suite 800, New York, New York 10019, on Friday, June 18, 2004 at 10:00 a.m. for the following purposes:

1.   To elect three (3) Directors to serve for a term of three (3) years,

2.   To approve an amendment to the 2003 Stock Incentive Plan;

3.   To ratify the selection of independent public accountants for 2004; and

4. To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 10, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOU PROMPTLY COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY. IF YOU ATTEND THE MEETING YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON IF YOU DESIRE.

By Order of the Board of Directors


Anthony S. Conigliaro
Secretary

New York, New York
May 14, 2004

                                 CNE GROUP, INC.
                         200 WEST 57TH STREET, SUITE 507
                               NEW YORK, NY 10019

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CNE Group, Inc., a Delaware corporation (the "Company"), of proxies for use in voting at the Annual Meeting of Stockholders to be held at 200 West 57th Street, Suite 800, New York, New York 10019, on Friday, June 18, 2003 at 10:00 a.m. and any adjournment or postponement thereof, for the purposes set forth in the attached Notice of Annual Meeting. The approximate date on which this Proxy Statement and the accompanying proxy will be mailed to stockholders is May 18, 2004. The Company's Form 10-KSB (without exhibits) for the fiscal year ending December 31, 2003, including financial statements, is being mailed to stockholders along with this Proxy Statement. The shares represented by the proxies received, properly dated and executed and not revoked, will be voted at the Annual Meeting. A proxy may be revoked in writing at any time before it is exercised by filing with the Secretary of the Company at its principal office, 200 West 57th Street, Suite 507, New York, New York 10019, an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and election to vote in person.

      On the matters coming before the Annual Meeting, shares for which proxies are received will be voted in accordance with choices specified by the stockholders by means of the ballot on the proxy. If no choice is specified, each share will be voted FOR the election of the three (3) nominees for Director listed in this Proxy Statement and FOR approval of Proposals No. 2 and No. 3 described in the attached notice and in this Proxy Statement.

      The close of business on May 10, 2004 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of the close of business on such date, the Company had 10,640,915 shares of Common Stock, $0.00001 par value, outstanding.

      A majority of the outstanding shares of Common Stock of the Company will constitute a quorum for the transaction of business at the Annual Meeting, but if a quorum is not present, in person or by proxy, the meeting may be adjourned from time to time until a quorum is obtained. Each share of Common Stock is entitled to one vote on all matters. No other class of securities will be entitled to vote at the meeting. There are no cumulative voting rights.

      The three nominees for a term of three years receiving the highest number of votes cast by the holders of common stock represented and voting at the meeting will be elected as the Company's directors for their respective terms. The affirmative vote of at least a majority of the shares represented and voting at the annual meeting at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is necessary for approval of Proposals No. 2 and No. 3.

      The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, facsimile, e-mail or telegraph. No additional compensation will be paid for such solicitation. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse those persons for their reasonable expenses in forwarding solicitation material to such beneficial owners. The Company's transfer agent will tabulate the votes.

      If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to "discretionary" items but will not be permitted to vote the shares with respect to "non-discretionary" items (in which case, the shares will be treated as "broker non-votes").

      While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both: (i) the presence or absence of a quorum for the transaction of business; and (ii) the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal (other than the election of directors).

      Under current Delaware case law, while broker non-votes (i.e. the votes of shares held of record by brokers as to which the underlying beneficial owners have given no voting instructions) should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in this manner. Thus, a broker non-vote will make a quorum more readily obtainable, but the broker non-vote will not otherwise affect the outcome of the voting on a proposal.

                            PROPOSALS TO STOCKHOLDERS

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

      Three Directors, George W. Benoit, David W. Dube and Carol L. Gutowski, whose terms expire at the Annual Meeting have each been nominated for reelection for a three-year term. The basis for our staggered Board is Article II, Section
2.2 of our By Laws.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES AND IT IS INTENDED THAT THE PROXIES RECEIVED WILL BE VOTED "FOR" THESE NOMINEES UNLESS OTHERWISE PROVIDED THEREIN. THE BOARD KNOWS OF NO REASON WHY ANY OF THESE NOMINEES WILL BE UNABLE TO SERVE, BUT, IN SUCH EVENT, THE PROXIES RECEIVED WILL BE VOTED FOR SUCH SUBSTITUTE NOMINEE AS THE BOARD MAY RECOMMEND.

Directors and Executive Officers

      There are no family relationships among any of the Directors or executive officers of the Company, other than Carol L. Gutowski and Michael J. Gutowski, who are wife and husband. Mr. Gutowski is a director of the Company and its President and Chief Operating Officer and Mrs. Gutowski is a director of the Company and President and a director of SRC Technologies, Inc. ("SRC"), a subsidiary of the Company, and Connectivity, Inc. ("Connectivity"), a subsidiary of SRC.

      The Company does not pay Directors who are employees of the Company any fees for serving as Directors, but reimburses them for their out-of-pocket expenses in connection with such duties. Effective October 1, 2003, the Company agreed to pay Directors who are not employees of the Company a monthly retainer of $1,000, plus expenses incurred for attending meetings of the Board, Annual Stockholders Meetings, and for meetings of a committee of the Board not held in conjunction with a Board meeting. The Company also agreed to pay Directors, who are not employees of the Company, but are members of the Company's Executive Committee, an additional monthly retainer of $1,000, plus expenses incurred for meetings of the Executive Committee. a NOMINEES FOR DIRECTOR

For a Term of Three Years

      GEORGE W. BENOIT, 67, has been the Chief Executive Officer and a director of the Company since 1971 and its Chairman of the Board since 1972. He is also Chairman of the Board of Directors of SRC and Econo-Comm, Inc. (" Econo-Comm"), a subsidiary of SRC.

      DAVID W. DUBE, 47, has been a director of the Company since June 1996. Mr. Dube is President of Peak Capital Corporation, a corporate finance and management advisory firm, and Peak Securities Corporation, a registered broker-dealer. Mr. Dube was Senior Vice President and Chief Financial Officer of FAB Capital Corp., a merchant banking and securities investment firm, and served in various other capacities with this company from 1997 through October 1999. Mr. Dube serves on the Board of Directors of publicly-traded GlycoGenesys, Inc. and New World Wine Group, Ltd.

      CAROL L. GUTOWSKI, 45, has been a director of the Company since April 2003. Mrs. Gutowski was a human resource manager for Allied Bendix Aerospace from 1980 until 1994. In 1994 she left the business world to be at home with her children until 1999 when she joined Mr. Gutowski in the formation of Connectivity. She is currently President and a director of both Connectivity and SRC.

DIRECTORS CONTINUING IN OFFICE

      CHARLES W. CURRIE, 60, has been a director of the Company since 1986. Mr. Currie is a partner of First American Fund Services, Inc., a company that has been providing marketing services to investment managers, since October 2002. Mr. Currie was a partner with Asset Management Services LLC from August 1996 through September 2002.

      MICHAEL J. GUTOWSKI, 45, has been a director of the Company since April 2003, as well as its President and Chief Operating Officer. He is also Chief Executive Officer and director of SRC, Connectivity and Econo-Comm, and U.S. Commlink, Ltd. ("US Commlink"), a subsidiary of SRC. He is also Chairman of the Board of Directors of Connectivity and US Commlink. Mr. Gutowski was employed by American Mobile Systems, commencing in 1993, as an indirect distribution manager. In 1994, American Mobile Systems was purchased by Nextel Communications. For Nextel, Mr. Gutowski contracted and managed over 120 indirect sales locations in North Carolina, South Carolina and Florida. Mr. Gutowski remained at Nextel until 1999 when he left to start Connectivity.

      JOSEPH G. ANASTASI, 66, has been a director of the Company since September 1986. Since 1960, Mr. Anastasi has been the owner and president of Montgomery Realty Company, Inc., a firm specializing in commercial sales, development consulting and property management.

      LARRY M. REID, 58, has been a director of the Company since April 2003, as well as its Executive Vice President. Mr. Reid is the co-founder of SRC and continues to serve as a director and its Vice President and Chief Operating Officer. He is also a director and the Treasurer of both Connectivity and US Commlink, and a director and Chief Operating Officer of Econo-Comm. Prior thereto, from September 1999 to January 2002 he was President and Chief Executive Officer of CNE Communications, Inc., a diversified communications company he founded that provided consulting and management services, private equity management, and digital content and data aggregation services located in Stuart, Florida. CNE Communications ceased operations in January 2002 when Mr. Reid joined Connectivity. From December 1997 to September 1999, Mr. Reid was an independent financial consultant.

                  INFORMATION CONCERNING MEETINGS OF THE BOARD
                           AND COMMITTEES OF THE BOARD

During 2003, the Board had 9 meetings. During 2003 each Director attended at least 75% of the aggregate of the total number of Board meetings and meetings of all committees of the Board on which he served, except for Mr. Murtha.

The Company's By-Laws provide for an Executive Committee consisting of the Chairman of the Board and not less than two other Directors to exercise the powers of the Board during the intervals between meetings of the Board. During the period January 1 through April 23, 2003, the Executive Committee, consisting of George W. Benoit, Kevin J. Benoit (George Benoit's son) and David W. Dube had five meetings. Since April 23, 2003, members of the Executive Committee are Messrs. G. Benoit, Gutowski, Reid and Dube and they had four meetings.

The Board also has an Audit Committee that, during the period January 1 through April 23, 2003, consisted of four outside Directors. This committee discusses audit and financial reporting matters with both management and the Company's independent certified public accountants. To ensure independence, the independent certified public accountants may meet with the Audit Committee with or without the presence of management representatives. During the period January 1 through April 23, 2003, the Audit Committee, consisting of Joseph J. Anastasi, Charles W. Currie, David W. Dube and James J. Murtha, had four meetings. Since April 23, 2003, the members of the Audit Committee have been Messrs. Dube, Anastasi and Currie and they had four meetings. Each of these committee members is an Independent Director as that term is defined by the American Stock Exchange. In addition, Mr. Dube is a financial expert as defined in Securities and Exchange Commission rules. The Company believes that each of the Committee members is independent of management and free of any relationship that would interfere with their exercise of independent judgment as a member of this committee.

The principal function of the Audit Committee is to serve as an independent and objective party to assist the Board of Directors in monitoring the integrity of the financial statements of the Company, the compliance by the Company with legal and regulatory requirements, and the independence and performance of the Company's auditors.

The Audit Committee Charter is attached to the Proxy Statement as Appendix B.

The Board also has a Compensation Committee for the purpose of reviewing the compensation of officers and employees of the Company and making recommendations to the Board with respect thereto. During the period January 1 through April 23, 2003 the Compensation Committee, consisting of Messrs. G. Benoit, K. Benoit, Currie and Dube, had two meetings. Since April 23, 2003, the members of the Compensation Committee have been Messrs. G. Benoit, Gutowski, Reid and Dube and they had one meeting.

The Board also has a Nominating Committee to propose nominees for election to the Board. During the period January 1 through April 23, 2003, the Nominating Committee, consisting of Messrs. K. Benoit, Anastasi, Murtha and Currie, had one meeting. The Nominating Committee will consider suggestions for potential nominees submitted by stockholders if mailed to the Chairman of the Board. Since April 23, 2003, the members of the Nominating Committee have been Messrs. G. Benoit, Gutowski, Reid and Dube and they had one meeting.

The Nominating Committee has not adopted a Nominating Committee Charter. The Nominating Committee has no set procedure or policy on the selection of nominees or evaluation of shareholder recommendations as it has historically considered these issues on a case-by-case basis. They will consider shareholder recommendations for director nominees that are properly received in accordance with our Bylaws and the applicable rules and regulations of the Securities and Exchange Commission.

The Board also has an Incentive Compensation Committee for the purpose of administering and making incentive compensation awards under the Company's Incentive Compensation Plans. During the period January 1 through April 23, 2003, the Incentive Compensation Committee, consisting of Messrs. Anastasi, Murtha, Currie, and Dube, had two meetings. Since April 23, 2003, the members of the Incentive Compensation Committee have been Messrs. Dube, Anastasi and Currie and they had three meetings.

Audit Committee Report

      The Audit Committee of the Board of Directors is currently composed of three independent directors and operates under a written charter prepared and adopted by the Board of Directors. The Audit Committee recommends to the Board of Directors, subject to stockholders' ratification, the selection of the Company's independent accountants.

      Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America, and for expressing an opinion on the conformity of the financial statements to accounting principles generally accepted in the United States of America. The Audit Committee's responsibility, as the representative of the Board of Directors, is to monitor and oversee the processes.

      In this context, the Audit Committee met and held discussions with management and Rosen Seymour Shapss Martin & Company LLP ("RSSM"). Management represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with accounting principles generally accepted within the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and RSSM. In addition, the Committee has discussed with RSSM the matters required to be discussed by Statement on Auditing Standards No. 61 Communication with Audit Committees. The Audit Committee also has received the written disclosures and letter from RSSM required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees, and has discussed with RSSM its independence from the Company.

      Based on reviews, discussions and other matters referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

      This report is submitted by the Audit Committee of the Company's Board of Directors, David W. Dube, Chairman.

Communication with the Board or Committees of the Board


      Communication with the Board


      Shareholders desiring to communicate with the Board should e-mail their communications to board@cnegroupinc.com. The communications will be reviewed by one of our independent members of the Board who will make a determination as to how to proceed.

      Communication with the Audit Committee


      Anyone, including the Company's employees, desiring to communicate directly with an independent member of the Company's Audit Committee, for whatever reason, should e-mail their communications to audit@cnegroupinc.com.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

      The following sets forth biographical information about the Company's executive officers who are not nominees for directorships. For biographical information concerning George W. Benoit, Michael J. Gutowski, Larry M. Reid and Carol L. Gutowski see "Nominees For Director" and "Directors Continuing in Office" above.

      ANTHONY S. CONIGLIARO, 53, has been the Vice President and Chief Financial Officer of the Company since March 1999. He is also Chief Financial Officer of SRC, Connectivity, Econo-Comm and US Commlink. Mr. Conigliaro is a certified public accountant.

      THOMAS L. SULLIVAN, 48, has been the President and a director of Econo-Comm since its acquisition by the Company in April 2003. He co-founded Econo-Comm in 1984 and served as its Vice President from its inception. Mr. Sullivan has more than 25 years experience in the communications industry.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We have employment agreements with our executive officers and have granted stock options and warrants to purchase common stock to our officers and directors. These employment agreements and grants are discussed under the headings "Compensation of Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management" below.

      On May 1, 2003, the Company's subsidiary, SRC, entered into a two-year lease with T&G 16th Street Property, relating to its office and manufacturing premises located in Lauderhill, FL, at a monthly rental of $5,830. The lease contains one, one-year renewal option at the current annual rental rate. SRC's primary obligations pursuant to the lease agreement are the payment of rent and its incurred utility costs. Thomas Sullivan and Gary Eichsteadt, an officer and director and an employee of Econo-Comm,, respectively, are the principals of T&G 16th Street Property.

      There are no material proceedings to which any officer, director or affiliate, or any associate thereof is a party adverse to the Company or has a material interest adverse to the Company.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Officers, Directors and persons who own more than ten percent of a registered class of the Company's equity securities are required by Section 16(a) of the Exchange Act to file reports of ownership and changes in ownership with the Commission. They are also required by the Commission's rules to furnish the Company with copies of all Section 16(a) forms they file.

      Based solely on a review of the copies of such forms received by us, we believe that, during the fiscal year ended December 31, 2003, its officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements on a timely basis except that a Form 5 was filed on April 13, 2004 for George W. Benoit reflecting his sale of warrants to purchase 624, 870 shares of our common stock at his cost and his gift of 5,000 shares of common stock during the year ended December 31, 2003; a Form 5 filed was on April 13, 2004 for David W. Dube reflecting the granting to him during the year ended December 31, 2003 of options to purchase 75,000 shares of our common stock; a Form 5 was filed on April 13, 2004 for Michael J. Gutowski reflecting the granting to him during the year ended December 31, 2003 of options to purchase 175,000 shares of our common stock; a Form 5 was filed on April 13, 2004 for Carol L. Gutowski reflecting the granting to her during the year ended December 31, 2003 of options to purchase 175,000 shares of our common stock; and a Form 5 was filed for Grace Lindblom reflecting her purchase of 1,250,000 shares of common stock and warrants to purchase 1,041,450 shares of common stock during the year ended December 31, 2003.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth all compensation awarded to, earned by or paid to, our Chief Executive Officer and our executive officers with annual salaries of $100,000 or more. In 2003, annual salaries of such individuals did not exceed $100,000. The following table represents annual compensation for all services rendered in all capacities to us by individuals earning $100,000 or more during 2003, 2002 and 2001.


                                         Summary Compensation Table
                                         --------------------------

             Name and                           Salary and     Warrant and       All Other
             --------
        Principal Position             Year       Bonuses     Option Awards    Compensation
        ------------------             ----       -------     -------------    ------------

 George W. Benoit, President,          2003      $ 46,154      600,000 (2)
 Chief Executive Officer and           2002
 Chairman (6)                          2001      $160,000                       $ 3,212 (1)

 Michael J. Gutowski, President        2003       $85,096      775,000 (3)
 and Chief Operating Officer and       2002
 director                              2001

 Larry M. Reid, Executive Vice         2003       $70,577      300,000 (4)
 President and director                2002
                                       2001

 Anthony S. Conigliaro, Vice           2003       $80,876      300,000 (4)
 President and Chief Financial         2002
 Officer (6)                           2001

 Carol L. Gutowski, President -        2003       $56,731      475,000 (5)
 Connectivity, Inc. and director       2002
                                       2001

 -----------------
(1) (1) Represents the Company's share of insurance premium on Split Dollar Life Insurance Agreement which was cancelled in 2001.
(2) Consists of (i) 300,000 options to purchase common stock at $0.75 per share, (ii) 100,000 options to purchase common stock at $1.00 per share,
      (iii) 100,000 options to purchase common stock at $2.00 per share, and
      (iv) 100,000 options to purchase common stock at $3.00 per share. All options granted are exercisable.
(3) Consists of (i) 300,000 options to purchase common stock at $0.75 per share, (ii) 100,000 options to purchase common stock at $1.00 per share,
      (iii) 100,000 options to purchase common stock at $2.00 per share, (iv) 100,000 options to purchase common stock at $3.00 per share, and (v) 175,000 options to purchase common stock at $0.60 per share. All options granted are exercisable.
(4) Consists of (i) 150,000 options to purchase common stock at $0.75 per share, (ii) 50,000 options to purchase common stock at $1.00 per share,
      (iii) 50,000 options to purchase common stock at $2.00 per share, and (iv) 50,000 options to purchase common stock at $3.00 per share. All options granted are exercisable.
(5) Consists of (i) 150,000 options to purchase common stock at $0.75 per share, (ii) 50,000 options to purchase common stock at $1.00 per share,
      (iii) 50,000 options to purchase common stock at $2.00 per share, (iv) 50,000 options to purchase common stock at $3.00 per share, and (v) 175,000 options to purchase common stock at $0.60 per share. All options granted are exercisable.
(6) All rights to any incentive compensation awards pursuant to any plan of the Company or its subsidiaries other than the 2003 Stock Incentive Plan were waived by recipients thereof.



     Aggregated Option Exercises in 2003 and December 31, 2003 Option Value
     ----------------------------------------------------------------------

                                                          Securities Underlying
                                                                Unexercised               Value of Unexercised
                                                               Warrants/Options          In-the-Money-Options at
                                                           at December 31, 2003           December 31, 2003 (1)
                                                           --------------------           ---------------------
                             Shares
                            Acquired        Value
              Name         on Exercise    Realized     Exerciable    Unexercisable     Exerciable    Unexercisable
              ----         -----------    --------     ----------    -------------     ----------    -------------

         George W.
         Benoit                --            --          600,000           --              --              --

         Michael J.
         Gutowski              --            --          775,000           --              --              --

         Larry M. Reid
                               --            --          300,000           --              --              --

         Anthony S.
         Conigliaro            --            --          300,000           --              --              --

         Carol L.
         Gutowski              --            --          475,000           --              --              --
         -----------------

         (1) Computation based on $0.53, the December 31, 2003 closing price of the Company's common stock on the American Stock Exchange.

         The following table sets forth certain information regarding stock options granted during 2003 to the executive officers named in the Summary Compensation Table.

                                  Individual Grants                                         Potential Realizable
                            Number of      Percentage of                                   Value at Assumed Rates
                           Securities      Total Options                                 of Stock Appreciation for
                           Underlying        Granted to       Exercise                       Options Term (4)
                             Option          Employees        Price Per    Expiration    -------------------------
              Name         Granted (3)      in 2003 (1)       Share (2)       Date           5%            10%
              ----         -----------      -----------       ---------       ----           --            ---

         George W.
         Benoit              600,000           16.17%              $0.53    11/04/13      $33,000        $223,000

         Michael J.          600,000           16.17%              $0.75    4/30/13       $85,100        $227,500
         Gutowski            175,000           10.22%              $0.53    11/04/13      $45,500        $134,750

         Larry M. Reid
                             300,000           10.21%              $0.75    4/30/13       $85,100        $227,500

         Anthony S.
         Conigliaro          300,000           10.21%              $0.75    4/30/13       $85,100        $227,500

         Carol L.            300,000           10.21%              $0.75    4/30/13       $85,100        $227,500
         Gutowski            175,000           10.22%              $0.53    11/04/13      $45,500        $134,750
         -----------------

      (1)   Total options issued to employees in 2003 were 2,937,500.
      (2) The exercise price is equal to the closing price of the Company's common stock on the American Stock Exchange on the date of issuance.
      (3)   All options granted are exercisable.
      (4) Potential realizable value is based on an assumption that the market price of the common stock of the Company appreciates at the stated rates compounded annually, from the date of grant until the end of the respective option term. These values are calculated based on requirements promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price appreciation.

      The following table gives information about our Common Stock that may be issued upon the exercise of options, warrants and rights under all of our equity compensation plans as of December 31, 2003.

c
                                                                                   Number of Securities
                          Number of Securities to be     Weighted-average        Remaining Available for
                            Issued upon Exercise of      Exercise Price of    Future Issuance under Equity
                             Outstanding Options,      Outstanding Options,        Compensation Plans
                              Warrants and Rights       Warrants and Rights       (excluding securities
                                                                                 reflected in Column (a)

     Plan Category                    (a)                       (b)                        (c)
     -------------                    ---                       ---                        ---
Equity Compensation
Plans approved by
Stockholders (1)                   3,692,500                   $1.17                    1,307,500
Equity Compensation
Plans not approved by
Stockholders                              --                     --                            --
                                   ---------                  ------                   ----------

    Total                          3,692,500                   $1.17                    1,307,500
                                   =========                   =====                    =========

-----------------
(1) Consists of 2003 Stock Incentive Plan.

      Executive compensation can vary widely from year to year. The Company may pay discretionary bonuses to its salaried employees. Bonuses are determined by the Compensation Committee of the Board of Directors. There were no bonuses in 2003.

      The Company has three-year employment agreements, commencing April 2003, with each of its executive officers, except for Michael J. Gutowski, whose contract is for four years. These agreements provide for annual salaries as follows:

                      Executive Officers                         Annual Salary
                      ------------------                         -------------

      George W. Benoit                                             $ 150,000
      Michael J. Gutowski                                          $ 150,000
      Larry M. Reid                                                $ 120,000
      Anthony S. Conigliaro                                        $ 110,000
      Carol L. Gutowski                                            $ 100,000
      Thomas L. Sullivan                                           $ 100,000

                         COMPENSATION PURSUANT TO PLANS

401(k) Cash or Deferred Compensation Plan. CareerEngine Network, Inc. ("CareerEngine"), a subsidiary of the Company, maintains a tax-qualified 401(k) cash or deferred compensation plan that covers all employees who have completed three months of service and attained age 21. Participants are permitted, within the limitations imposed by the Internal Revenue Code, to make pre-tax contributions to the plan pursuant to salary reduction agreements. CareerEngine may, in its discretion on an annual basis, make additional contributions. The contributions of the participants and those of CareerEngine are held in separate accounts. Participants are always fully vested in both accounts.

1990 Incentive Compensation Plan. This Plan was terminated on June 3, 1999. On March 14, 2003, the recipients of all outstanding awards under the Plan waived their rights to such awards.

1999 Stock Option Plan. This Plan was terminated on April 23, 2003. On March 14, 2003, the recipients of all outstanding awards under the Plan waived their rights to such awards.

2003 Stock Incentive Plan. The Stockholders approved the 2003 Stock Incentive Plan (the "2003 Plan"), which provides, among other matters, for incentive and non-qualified stock options to purchase 5,000,000 shares of Common Stock. The purpose of the 2003 Plan is to provide incentives to officers, key employees, directors, independent contractors and agents whose performance will contribute to the long-term success and growth of the Company, to strengthen the ability of the Company to attract and retain officers, key employees, directors, independent contractors and agents of high competence, to increase the identity of interests of such people with those of the Company's stockholders and to help build loyalty to the Company through recognition and the opportunity for stock ownership. The 2003 Plan is administered by the Incentive Compensation Committee of the Board.

The 2003 Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of the Company's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board may determine at the time it grants options.

Under the 2003 Plan, incentive stock options may be granted only to officers and employees and non-qualified stock options may be granted to officers, employees as well as directors, independent contractors and agents.

The 2003 Plan may be amended, terminated or modified by the Board at any time, except that the Board may not, without approval by a vote of the stockholders of the Company (i) increase the maximum number of shares for which options may be granted under the 2003 Plan, (ii) change the persons eligible to participate in the 2003 Plan, or (iii) materially increase the benefits accruing to participants under the 2003 Plan. No such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award.

On April 30, 2003, incentive stock options to purchase 1,987,500 shares of the Company's common stock were granted by the Incentive Compensation Committee of the Board of Directors to five officers (1,800,000) and one employee (187,500) of the Company at a weighted average exercise price of $1.32 per share. On November 4, 2003, incentive stock options to purchase 950,000 shares of the Company's common stock were granted by the Incentive Compensation Committee of the Board of Directors to three officers of the Company at a weighted average exercise price of $1.09 per share. On January 21 2004, incentive stock options to purchase 601,000 shares of the Company's common stock were granted by the Incentive Compensation Committee of the Board of Directors to one officer and 18 employees of the Company at a weighted average exercise price of $0.50 per share. On April 30, 2003 (435,000), November 4, 2003 (220,000), November 21,
2003 (100,000) and January 21, 2004 (295,500), non-qualified stock options to purchase an aggregate 1,050,500 shares of the Company's common stock were granted by the Board of Directors of the Company to certain independent contractors (975,500) and Directors (75,000) of the Company. No options granted have been exercised.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

      The following table sets forth, at April 1, 2004, the shares of our common stock owned beneficially; by each of our current directors; by all of our current directors and executive officers as a group; and by persons known to us to own, beneficially, more than five percent of the outstanding shares of our common stock:

                                                                          Percent of Aggregate
                                                        Common Stock        Voting Power and
                   Name of                              Beneficially           Outstanding
             Beneficial Owner(1)                          Owned(2)           Equity Owned(3)
             -------------------                          --------           ---------------

      Grace C. Lindblom (13)                              3,063,858               24.75

      George W. Benoit (4)(7)(9)(10)(14)(15)              2,229,120               19.74

      Maureen Benoit (9)(14)                              1,738,535               14.04

      Frank Ciolli (21)                                   1,043,115                8.93

      Barry W. Blank (8)                                    557,300                5.16

      Michael J. Gutowski (16)(11)                          775,000                6.79

      Kevin J. Benoit (5)(7)(10)(12)                        775,705                7.00

      Anthony S. Conigliaro (12)(17)                        649,705                5.76

      Carol L. Gutowski (11)(19)                            475,000                4.27

      Larry M. Reid (17)                                    446,414                4.08

      Charles W. Currie (6)                                 296,780                2.78

      David W. Dube (18)                                    104,000                   *

      Joseph G. Anastasi (22)                                27,200                   *

      Thomas L. Sullivan (20)                               210,000                1.94

      All Directors and Executive Officers as a
      group (9 persons)                                   6,951,754               60.63

*     Owns less than one (1%) percent.

(1) The address of all the beneficial owners except Mr. Blank, Ms. Lindblom and Mr. Ciolli, is CNE Group, Inc., Inc., Suite 507, 200 West 57th Street, New York, New York 10019. Mr. Blank's address is P.O. Box 32056, Phoenix, Arizona 85064, Ms. Lindblom's address is 1412 W. Colonial Drive, Orlando, FL 32804, and Mr. Ciolli's address is 7 Jessup Lane, Westhampton Beach, NY 11978.

(2) A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from the filing of this Proxy Statement upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this Proxy Statement have been exercise or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, to our knowledge each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned.

(3) All percentages of beneficial ownership are calculated based the number of shares outstanding as of April 1, 2004. On such date we had 10,640,915 shares of common stock issued and outstanding.

(4) Ownership and percentage numbers include 90,700 shares of common stock held in Mr. Benoit's 401K Plan.

(5) Ownership and percentage numbers include (a) 31,000 shares of common stock held in the Kevin J. Benoit 1998 Family Trust, of which Mr. Benoit is the Trustee; and (b) 35,300 shares of common stock held in Mr. Benoit's Individual Retirement Account.

(6) Ownership and percentage numbers include (a) 200 shares of common stock owned by Mr. Currie's wife, (b) 9,900 shares of common stock held in Mr. Currie's Individual Retirement Account; and (c) 25,000 shares of common stock that Mr. Currie can acquire by exercising non-qualified stock options issued pursuant to our 2003 Stock Incentive Plan.

(7) Ownership and percentage numbers include 50,000 shares of common stock that each of these individuals can acquire by exercising warrants of the Company.

(8) Ownership and percentage numbers include 150,000 shares of common stock that Mr. Blank can acquire by exercising warrants of the Company.

(9)   George W. Benoit and Maureen Benoit are husband and wife.

(10)  George W. Benoit is the father of Kevin J. Benoit.

(11)  Michael J. Gutowski and Carol L. Gutowski are husband and wife.

(12) Ownership and percentage numbers include 347,705 shares of common stock that Mr. Conigliaro and Mr. K. Benoit can each acquire by exercising warrants issued to them in conjunction with their purchase of our 10% Promissory Notes.

(13) Ownership and percentage numbers include 1,738,525 shares of common stock that Ms. Lindblom can acquire by exercising warrants issued to her in conjunction with her purchase of our 10% Promissory Notes.

(14) Ownership and percentage numbers consist of 1,738,525 shares of common stock that Mrs. Benoit can acquire by exercising of warrants issued in conjunction with her purchase of our 10% Promissory Notes. George Benoit disclaims beneficial ownership of these securities.

(15) Ownership and percentage numbers include 600,000 shares of common stock that Mr. Benoit can acquire by exercising incentive stock options issued pursuant to our 2003 Stock Incentive Plan.

(16) Ownership and percentage numbers consist of 775,000 shares of common stock that Mr. Gutowski can acquire by exercising incentive stock options issued to him pursuant to our 2003 Stock Incentive Plan.

(17) Ownership and percentage numbers include 300,000 shares of common stock that each of these individuals can acquire by exercising incentive stock options issued to each of them pursuant to our 2003 Stock Incentive Plan.

(18) Ownership and percentage numbers include 100,000 shares of common stock that Mr. Dube can acquire by exercising non-qualified stock options issued pursuant to our 2003 Stock Incentive Plan.

(19) Ownership and percentage numbers consist of 475,000 shares of common stock that Mrs. Gutowski can acquire by exercising incentive stock options issued to her pursuant to our 2003 Stock Incentive Plan.

(20) Ownership and percentage numbers consist 210,000 shares of common stock that Mr. Sullivan can acquire by exercising incentive stock options issued pursuant to our 2003 Stock Incentive Plan.

(21) Ownership and percentage numbers consist of 1,043,115 shares of common stock that Mr. Ciolli can acquire by exercising of warrants issued in conjunction with his purchase of our 10% Promissory Notes.

(22) Ownership and percentage numbers include 25,000 shares of common stock that Mr. Anastasi can acquire by exercising non-qualified stock options issued pursuant to our 2003 Stock Incentive Plan.

                                 PROPOSAL NO. 2

                   AMENDMENT TO THE 2003 STOCK INCENTIVE PLAN



     On April 30, 2003, the Board adopted the 2003 Stock Incentive Plan, which was amended by the Board on November 4, 2003 (the "2003 Plan"), that provides, among other things, for incentive and non-qualified stock options to purchase 5,000,000 shares of Common Stock. The purpose of the Plan is to aid the Company and its Affiliates in recruiting and retaining employees, directors, advisors and consultants and to motivate them to exert their best efforts on behalf of the Company and its Affiliates by providing incentives through the granting of Awards. The Company expects that it will benefit from the added interest that such employees, directors, advisors and consultants will have in the welfare of the Company as a result of their proprietary interest in the Company's success. The 2003 Plan is administered by the Incentive Compensation Committee of the Board. The stockholders of the Company approved the 2003 Plan at the Company's Annual Meeting held on December 13, 2003.

     As of April 1, 2004, options to purchase an aggregate of 4,589,000 shares of Common Stock had been awarded under the 2003 Plan. The Board of Directors believes the remaining shares available for options that could be awarded under the 2003 Plan (411,000) will be insufficient to recruit and retain employees, directors, advisors and consultants and to motivate them to exert their best efforts on behalf of the Company and, accordingly, on April 16, 2004 approved an amendment to the 2003 Plan, subject to stockholder approval, increasing the total number of shares of Common Stock for options available for award from 5,000,000 to 10,000,000.

     The proposed amendment to the 2003 Plan is attached to the Proxy Statement as Appendix A.

SUMMARY OF THE 2003 STOCK INCENTIVE PLAN

TERMS OF OPTIONS

      The 2003 Plan permits the granting of both incentive stock options and non-qualified stock options. Generally, the option price of both incentive stock options and non-qualified stock options granted to employees must be at least equal to 100% of the fair market value of the shares on the date of grant. The maximum term of each option is ten years. For any participant who owns shares possessing more than 10% of the voting rights of the Company's outstanding shares of Common Stock, the exercise price of any incentive stock option must be at least equal to 110% of the fair market value of the shares subject to such option on the date of a grant and the term of the option may not be longer than five years. Options become exercisable at such time or times as the Board may determine at the time it grants options.

FEDERAL INCOME TAX CONSEQUENCES

      Non-qualified Stock Options. The grant of non-qualified stock options will have no immediate tax consequences to the Company or the employee. In general, the exercise of a non-qualified stock option will require an employee to include in his gross income the amount by which the fair market value of the acquired shares on the exercise date (or the date on which any substantial risk of forfeiture lapses) exceeds the option price.

      Upon a subsequent sale or taxable exchange of the shares acquired upon exercise of a non-qualified stock option, an employee will recognize long or short-tern capital gain or loss equal to the difference between the amount realized on the sale and the tax basis of such shares.

      The Company will be entitled (provided applicable withholding requirements are met) to a deduction for federal income tax purposes at the same time and in the same amount as the employee is in receipt of income in connection with the exercise of a non-qualified stock option.

      Incentive Stock Options. The grant of an incentive stock option will have no immediate tax consequences to the Company or the employee. If the employee exercises an incentive stock option and does not dispose of the acquired shares within two years after the grant of the incentive stock option or within one year after the date of the transfer of such shares to him (a "disqualifying disposition"), he will realize no compensation income and any gain or loss that he realizes on a subsequent disposition of such shares will be treated as a long-term capital gain or loss. For purposes of calculating the employee's alternative minimum taxable income, however, the option will be taxed as if it were a non-qualified stock option.

ELIGIBILITY

      Under the 2003 Plan, incentive stock options may be granted only to officers and employees and non-qualified stock options may be granted to officers, employees as well as directors, independent contractors and agents.

      In April and November 2003, the Incentive Compensation Committee of the Board authorized the grant of 2,750,000 incentive stock options to six officers and 187,500 incentive stock options to an employee of the Company. In addition, the Board of Directors of the Company authorized the grant of 825,000 non-qualified stock options to various advisors to and independent contractors of the Company.

GENERAL

      The 2003 Stock Incentive Plan was effective on April 30, 2003, the date it was approved by the Board, and was amended by the Board on November 4, 2003, both such actions being appoved by the holders of a majority of the shares of the Company entitled to vote at the Company's Annual Meeting on December 18, 2003, and shall continue until terminated or suspended by the Board. The 2003 Plan may be amended, terminated or modified by the Board at any time, except that the Board may not, without approval by a vote of the stockholders of the Company (i) increase the maximum number of shares for which options may be granted under the 2003 Plan, (ii) change the persons eligible to participate in the 2003 Plan, or (iii) materially increase the benefits accruing to participants under the 2003 Plan. No such termination, modification or amendment may affect the rights of an optionee under an outstanding option or the grantee of an award.

     The Company believes that the amendment to the 2003 Plan should be approved so that an appropriate amount of shares of Common Stock are available for options that can be granted to key employees, officers and directors as well as independent contractors and agents upon whose performance and contribution the long-term success and growth of the Company is dependent.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE AMENDMENT TO THE 2003 STOCK INCENTIVE PLAN AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                                 PROPOSAL NO. 3

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

      On January 21, 2004, the Audit Committee of the Board of Directors engaged Rosen Seymour Shapss Martin & Company LLP ("RSSM"), whose business address is 757 Third Avenue, New York, NY 10017, as independent public accountants to audit the financial statements of the Company and its subsidiaries for the fiscal year 2004 and to review the quarterly interim periods commencing March 31, 2004. This selection is being presented to the stockholders for their ratification at the Annual Meeting.

      The firm of Eisner LLP ("Eisner") audited the Company's financial statements for the fiscal years 1987 through 2002. On June 30, 2003, the Company terminated Eisner as independent public accountants. The report of Eisner on the Company's consolidated financial statements at December 31, 2002 and for the year then ended did not contain an adverse opinion or a disclaimer of opinion; however, Eisner's report for the year ended December 31, 2002 contained an explanatory paragraph due to uncertainty regarding the Company's ability to continue as a going concern. In addition, Eisner did not review any interim condensed financial statements for any period subsequent to March 31, 2003. Information included in Item 5 - Other Information of Part II of the March 31, 2003 Form 10-Q regarding the Company's pro-forma balance sheet as of March 31, 2003 was not examined or reviewed by Eisner.

      This uncertainty was also disclosed in the Company's condensed consolidated financial statements for the interim periods ended March 31, 2003, June 30, 2003 and September 30, 2003.

      The firm of Rosen Seymour Shapss Martin & Company LLP ("RSSM") reviewed the interim condensed financial statements for the periods subsequent to March 31, 2003 and audited the Company's financial statements for the fiscal year ended December 31, 2003. The report of RSSM on the Company's consolidated financial statements at December 31, 2003 and for the year then ended did not contain an adverse opinion or a disclaimer of opinion however, RSSM's report for the year ended December 31, 2003 contained an explanatory paragraph due to uncertainty regarding the Company's ability to continue as a going concern.. The Company had not consulted with RSSM prior to RSSM's retention on any matter regarding either (a) the application of accounting principles or the type of audit opinion that might be rendered on the Company's financial statements, or
(b) any other matter that was either the subject of any disagreement between us and our former auditor or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933).

      During the Company's two most recent fiscal years ended December 31, 2003, there were no disagreements with Eisner or RSSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either Eisner or RSSM would have caused them to make reference thereto in their report on the Company's financial statements. In addition, during the Company's two most recent fiscal years ended December 31, 2003 there were no "reportable events" as defined in Item 304(a)(2)(i) and (ii) of Regulation SX.

      All audit and professional services provided by either Eisner or RSSM were approved by the Audit Committee.

      Audit Fees. The aggregate fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements and review of our financial statements included in our quarterly reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $125,261 for the fiscal year ended December 31, 2003 and $85,000 for the fiscal year ended December 31, 2002.

      Audit-Related Fees. During our last two fiscal years our independent auditors did not perform any assurance and related services that were reasonably related to the performance or review of our financial statements for which we were billed except as may have been included in the fees set forth in "Audit Fees" above.

      Tax Fees. Our independent auditors did not provide us with any tax compliance, tax advice or tax planning services during our last two fiscal years and, accordingly, did not bill us for such services during these years.

      All Other Fees. During our last two fiscal years our independent auditors did not provide us with any products and did not provide us with or bill us any fees for services other than those set forth in "Audit Fees" above, except a certain record re-creation assignment amounting to approximately $31,200 in 2002 which was necessitated due to the catastrophe of September 11, 2001. The Company had maintained its offices at Suite 2112, Two World Trade Center, New York, NY.

      The Board of Directors considers RSSM to be well qualified to serve as the independent public accountants of the Company. If, however, the stockholders do not ratify the appointment of RSSM, the Board of Directors may, but is not required to, reconsider the appointment. It is anticipated that a representative of RSSM will be present at the Annual Meeting and will be available to respond to appropriate questions. A representative of Eisner will not be present.

      Ratification of the selection of Rosen Seymour Shapss Martin & Company LLP as independent public accountants will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SUCH RATIFICATION AND, UNLESS A STOCKHOLDER SIGNIFIES OTHERWISE, THE PERSONS NAMED IN THE PROXY WILL SO VOTE.

                                  OTHER MATTERS

      The Board of Directors of the Company does not know of any other matters to be presented for action at the Annual Meeting. Should any other matter come before the Annual Meeting, however, the person named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with his judgment.

      Proposals of stockholders to be considered for inclusion in the Proxy Statement and proxy card for the 2005 Annual Meeting of Stockholders must be received by the Company's Secretary, at the Company's offices located at 200 West 57th Street, Suite 507, New York, New York 10019, no later than February 1, 2005. The date of our 2005 Annual Meeting is anticipated to be June 17, 2005. If you want to present business at our 2005 Annual Meeting outside of the stockholder proposal rules of Rule 14a-8 of the Exchange Act, the Secretary must also receive notice of your proposal by February 1, 2005, but not before December 31, 2004, and you must be a stockholder of record on the date notice to stockholders is mailed and on the record date for determining stockholders entitled to notice of the meeting and to vote.

      IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors


Anthony S. Conigliaro
Secretary

                                                                      APPENDIX A



                                 CNE GROUP, INC.

                     AMENDMENT TO 2003 STOCK INCENTIVE PLAN



Article 3 of the 2003 Plan is hereby amended to read as follows:

3. Shares Subject to the Plan
   --------------------------

The total number of Shares which may be issued under the Plan is 10,000,000, of which no more than 20% may be issued in the form of Restricted Stock or Other Stock-Based Awards payable in Shares. The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The issuance of Shares or the payment of cash upon the exercise of an Award or in consideration of the cancellation or termination of an Award shall reduce the total number of Shares available under the Plan, as applicable. Shares which are subject to Awards (or portions thereof) which terminate or lapse without the payment of consideration may be granted again under the Plan.


                                                                      APPENDIX B

                                 CNE GROUP, INC.

                             AUDIT COMMITTEE CHARTER


PURPOSE

      The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board. The Audit Committee is appointed by the Board of Directors (the "Board") of CNE Group, Inc. (the "Company") to assist the Board in overseeing and monitoring (a) the accounting and financial reporting processes of the Company and the audits by the independent auditor of the financial statements of the Company; (b) the integrity of the Company's financial reporting process and internal controls over financial reporting; (c) the independence and performance of the Company's independent auditor; and (d) the Company's compliance with legal and regulatory requirements. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements (i) are complete and accurate, (ii) are prepared in accordance with generally accepted accounting principles ("GAAP"), and (iii) fairly present the Company's financial condition, results of operations and cash flow. These duties are the responsibility of management and the independent auditor. Further, management is responsible for implementing adequate internal accounting and disclosure controls and procedures and for preparing the Company's financial statements. The independent auditor is responsible for auditing the Company's annual financial statements and for reviewing the Company's unaudited interim financial statements.

AUTHORITY

      The Audit Committee shall have the authority to conduct or authorize investigations into matters within the Committee's scope of duties and responsibilities. In conducting any such investigation, the Audit Committee shall have unrestricted access to management and other employees as may be necessary or appropriate and to all books, records and facilities of the Company. The Audit Committee shall have the power and authority to retain independent counsel, independent auditors and other advisers to assist it in the conduct of its duties and the Company shall provide appropriate funding, as determined by the Audit Committee, for (a) such advisers retained by the Committee, (b) compensation of the independent auditors, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate to carry out its duties. Any communications between the Audit Committee and in-house or outside legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

ORGANIZATION

      The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (a) be "independent" as defined in Sections 121 and 803(a) under the Company Guide of the American Stock Exchange ("AMEX"); (b) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (c) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years. At least one member of the Audit Committee shall, in the judgment of the Board of Directors, be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission. One member of the Audit Committee shall be appointed as Chairman.

      The Chairman of the Audit Committee shall be responsible for scheduling and presiding over meetings, preparing agendas and making regular reports to the Board. Members of senior management, the independent auditor or others may attend meetings of the Audit Committee at the invitation of the Audit Committee and shall provide pertinent information as necessary.

      The Chairman of the Audit Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Audit Committee members prior to each meeting.

      At each meeting, either the Company Secretary or one Audit Committee member selected by the Chairman of the Audit Committee shall act as secretary and prepare minutes of the meeting. After approval by the Audit Committee Chairman, such minutes shall be distributed to all members of the Board of Directors.

APPOINTMENT; REMOVAL; RESIGNATION

      Members of the Audit Committee shall be appointed by the Board and shall generally serve until their failure to qualify, resignation, or retirement, their removal by the Board or until their successors shall be duly appointed and qualified. No member of the Audit Committee shall be removed except by a majority vote of the independent directors or upon such member ceasing to be a director of the Company.

COMPENSATION

      A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board of any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee from the Company. A member of the Audit Committee may receive additional directors' fees to compensate such member for the significant time and effort expended by such member to fulfill his or her duties as an Audit Committee member.

MEETINGS

      The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent.

DUTIES AND RESPONSIBILITIES

      The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Audit Committee may supplement them as appropriate.

General Responsibilities
------------------------

The Audit Committee shall:

      1. Make regular reports to the Board with such recommendations, as the Committee may deem appropriate. Such reports will also include any significant issues arising with respect to (i) the quality or integrity of the Company's financial statements, (ii) the Company's compliance with legal or regulatory requirements, or (iii) the performance and independence of the Company's independent auditors.

      2. Review and reassess the adequacy of this Charter annually and recommend changes to the Board for approval.

      3. At least annually, evaluate its own performance and report the results of such evaluation to the Nominating Committee.

      4. Meet at least annually with the chief financial officer and the independent auditor in separate sessions.

      5. Assist the Board in satisfying its responsibilities to the shareholders with respect to matters relating to the Company's accounting, financial reporting, audit, legal compliance, and internal control practices.

      6. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding the Company's accounting or auditing matters.

      7. Review, exercise oversight over and approve all related-party transactions periodically.

      8. Perform any other activities consistent with this Charter, the Company's Articles of Incorporation, governing law, rules and regulations, and AMEX listing standards as the Audit Committee or the Board deems necessary or appropriate.

      9. Administer the Code of Business Conduct and Ethics for Directors, Officers and Employees of CNE Group, Inc. and Subsidiaries adopted by the Board. The Ethics Officer appointed by the Audit Committee shall be initially responsible for providing interpretive guidance in applying these policies to specific situations and for generally overseeing implementation and enforcement of the policies set forth in this Code. The Ethics Officer is accountable to and shall report to the Audit Committee.



Internal Control

1. Review with management and the independent auditor the quality and adequacy of internal controls.

2. Receive and review annual and quarterly reports from the Company's principal executive officer (CEO) and principal financial officer (CFO) regarding the quality and adequacy of internal controls.

Financial Reporting Process
---------------------------

1. Receive and review a report from the independent auditor discussing: (a) all critical accounting policies and practices in use by the Company; (b) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and (c) other material written communications with management, such as any management letter, schedule of unadjusted audit differences, reports on observations and recommendations on internal control over financial reporting, a listing of adjustments and reclassifications not recorded, if any, engagement letters and independence letters.

2. Review major changes to the Company's accounting principles and practices as suggested by the independent auditor or management and the impact of pronouncements of the Financial Accounting Standards Board, SEC, and other governing or regulating bodies on the Company's financial statements.

3. Review with management and the independent auditor the Company's quarterly financial statements and press releases prior to release of quarterly earnings and the Company's Form 10-QSB and Form 10-KSB prior to filing. The Chairman of the Audit Committee may represent the entire Audit Committee for this purpose.

4. Review annually with management and the independent auditor (i) the internal control report contained in the Company's annual report on Form 10-KSB regarding management's assessment of the effectiveness of the internal control structure and procedures of the Company for financial reporting, and (ii) the attestation and report of the independent auditor regarding management's assessment of internal controls.

5. Review the annual audited financial statements with management and the independent auditor. Discuss any major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

6. Review with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

7. Resolve any disagreements between management and the independent auditor regarding financial reporting.

8. Discuss the Company's policies regarding risk assessment and risk management. While it is the job of management to assess and manage the Company's exposure to risk, the Audit Committee will discuss guidelines and policies that govern this process. This discussion may include the Company's financial risk exposures and the steps management has taken to monitor and control such exposures.

Legal and Regulatory Matters
----------------------------

      Review with the Company's general counsel, at least annually, (a) any legal or regulatory matters that may have a material impact on the Company's financial statements, (b) any material reports or inquiries from regulatory or governmental agencies, and (c) the Company's compliance with applicable laws and regulations.

Independent Accountants
-----------------------

1. The independent auditor is ultimately accountable to and shall report directly to the Audit Committee, as the representative of the Company's shareholders. The Audit Committee has the sole authority and direct responsibility to appoint, retain, oversee, evaluate and, where appropriate, replace the independent auditor. The Audit Committee may consult with management in fulfilling these duties, but may not delegate these responsibilities to management.

2. The Audit Committee shall determine the compensation of the independent auditor and shall annually review the independence, qualifications and performance of the independent auditor. In making its evaluation, the Audit Committee shall take into account the opinions of management. The Audit Committee shall require the independent auditor to submit on a periodic basis (but at least annually) to the Audit Committee a formal written statement in accordance with Independence Standards Board ("ISB") Statement No. 1 (as may be modified or amended) and such other requirements as may be established by the Public Company Accounting Oversight Board ("PCAOB") delineating all relationships between the independent auditor and the Company or its executive officers or directors. The Audit Committee will discuss such reports with the independent auditor, including discussion of any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

3. The Audit Committee shall pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwritings) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB) to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the "de minimus" provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

4. The Audit Committee may review and approve the scope and staffing of the independent auditors' annual audit plan(s).

5. The Audit Committee may consider whether the provision of the services covered in Items 9(e)(2) and 9(e)(3) of Regulation 14A of the Exchange Act (or any successor provision) is compatible with maintaining the independent auditor's independence.

6. At least annually, the Audit Committee shall obtain and review a report by the independent auditors describing: (a) the firm's internal quality control procedure; (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (c) in order to assess the auditors' independence, all relationships between the independent auditor and the Company; review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditors' audit staff); and assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X. In this regard, the Audit Committee shall also (i) seek the opinion of management and the internal auditors of the independent auditors' performance and (ii) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

7. The Audit Committee shall pre-approve all audit services and permitted non-audit services permitted to be performed by the independent auditor under applicable rules of the SEC and the PCAOB or shall establish pre-approval policies and procedures for the engagement of the independent auditor to perform permitted non-audit services. The Audit Committee may delegate pre-approval authority to its Chairman. Any pre-approval decisions of the Chairman must be presented to the full Audit Committee at its next scheduled meeting.

8. At least annually, the independent auditor shall consult with the Audit Committee, out of the presence of management, about the adequacy, quality and integrity of the internal controls for financial reporting and the fair presentation and accuracy of the Company's financial statements.

9. The Audit Committee shall approve the independent auditor engagement letter for the annual audit and review the proposed scope and general approach of the audit.

10. The Audit Committee shall review and discuss with the independent auditor the matters required to be communicated to the Audit Committee in accordance with Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (as may be modified or amended).

11. The Audit Committee shall review with the independent auditor any problems or difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any management letter provided by the auditor and the Company's response to that letter.

12. The Audit Committee shall review with the independent auditor and management the extent to which any changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

13. The Audit Committee shall obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

14. The Audit Committee shall periodically discuss with the independent auditor whether all material correcting adjustments identified by the independent auditor in accordance with GAAP and rules of the SEC are reflected in the Company's financial statements.

15. The Audit Committee shall at least annually consider whether, in order to assure continuing auditor independence, the Company should change the independent auditor.

16. The Audit Committee shall establish policies for the hiring by the Company of employees or former employees of the independent auditor to ensure that any such hiring will not cause the independent auditor to no longer be considered independent.

REPORTING RESPONSIBILITIES

      Prepare the report of the Audit Committee required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement stating:

      (1)   whether the Audit Committee has

            (a) reviewed and discussed the audited financial statements with management. reviewed and discussed the audited financial statements with management;

            (b) discussed with the independent auditors the matters required to be -discussed by Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90; and

            (c) received disclosures from the auditors regarding the auditors' independence required by Independence Standards Board Standard No. 1 (as may be modified or amended), and discussed with the auditors the auditors' independence; and

      (2) whether, based upon such review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Form 10-KSB.